                                POWER OF ATTORNEY

         That each of the undersigned officers and trustees of BlackRock Managed
Duration Trust, a statutory trust formed under the laws of the State of Delaware
(the "Trust"), do constitute and appoint Robert S. Kapito, Ralph L. Schlosstein and Anne F. Ackerley, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other)
to execute in the name and on behalf of each of the undersigned as such officer or trustee, a Registration Statement on Form N-2, including any pre-effective amend ments and/or any post-effective amendments thereto and any subsequent
Registration Statement of the Trust pursuant to Rule 462(b) of the Securities
Act of 1933, as amended (the "1933 Act") and any other filings in connection therewith, and to file the same under the 1933 Act or the Investment Company Act of 1940, as amended, or otherwise, with respect to the registration of the
Trust, the registration or offering of the Trust's common shares of beneficial interest, par value $.001 per share, or the registration or offering of the
Trust's preferred shares, par value $.001 per share; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of
Attorney for BlackRock Managed Duration Trust this 22nd day of May, 2003.

                                        /s/ Dr. Andrew F. Brimmer
                                    -------------------------------------
                                            Dr. Andrew F. Brimmer
                                            Trustee

                                        /s/ Richard E. Cavanagh
                                    -------------------------------------
                                            Richard E. Cavanagh
                                            Trustee

                                        /s/ Kent Dixon
                                    -------------------------------------
                                            Kent Dixon
                                            Trustee

                                        /s/ Frank J. Fabozzi
                                    -------------------------------------
                                            Frank J. Fabozzi
                                            Trustee

                                        /s/ Robert S. Kapito
                                    -------------------------------------
                                            Robert S. Kapito
                                            Trustee and President

                                         /s/ James Clayburn La Force, Jr.
                                    -------------------------------------
                                             James Clayburn La Force, Jr.
                                             Trustee

                                         /s/ Walter F. Mondale
                                    -----------------------------
                                             Walter F. Mondale
                                             Trustee

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                                        /s/ Ralph L. Schlosstein
                                    -------------------------------------
                                           Ralph L. Schlosstein
                                           Trustee

                                        /s/ Henry Gabbay
                                    -------------------------------------
                                            Henry Gabbay
                                            Treasurer

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